NASDAQ: OCFC 1 OceanFirst Financial Corp. OceanFirst Financial Corp. INVESTOR PRESENTATION INVESTOR PRESENTATION MAY 2014 MAY 2014 Exhibit 99.1

NASDAQ: OCFC

OceanFirst Financial Corp.
OceanFirst Financial Corp.
Forward Looking Statements:
This presentation contains certain forward-looking statements within the meaning of the Private
Securities Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "will,"
"should," "may," "view," "opportunity," "potential," or similar expressions or expressions of confidence
. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/ regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the
Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake - and specifically disclaims any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC

112 Years of Growth and Capital Management
112 Years of Growth and Capital Management
Founded in Point Pleasant, NJ, in 1902, OceanFirst has grown from a small one-town savings and loan to a full-service community bank serving the Central New Jersey Shore.
Rebuilt capital from 6.05% to 9.47% through the Great Recession with retained earnings and completion of a follow-on common stock offering in November 2009.
Demutualized in 1996 and over the ensuing 11 years generated value for shareholders, largely through the successful implementation and execution of our community bank model, and the strategic repurchase of 62.4% of original IPO shares.
Since late 2011 utilized share repurchases to again strategically redeploy surplus capital until growth prospects improved. While 213,766 shares remain available for repurchase under current authorization, recent growth initiatives have yielded positive results and curtailed repurchase activity although the Company remains opportunistic in the market place.

NASDAQ: OCFC

Community Bank serving the Central
Jersey Shore - $2.3 billion in assets and
23 branch offices
Market Cap $289 million
Core deposits – 87.5% of total deposits
Locally originated loan portfolio - no
SNCs
Residential and commercial
real estate mortgages
C&I loans and lines
Consumer equity loans and lines
Corporate Profile
Corporate Profile
Note: See Appendix 2 for Market Demographic information.
! (
Ocean
Burlington
Morris
Sussex
Atlantic
Salem
Warren
Monmouth
Hunterdon
Cumberland
Bergen
Mercer
Somerset
Middlesex
Gloucester
Camden
Passaic
Cape May
Essex
Union
Hudson
Philadelphia
New York

NASDAQ: OCFC

Experienced Executive Management Team
Experienced Executive Management Team
OceanFirst Bank ESOP 10.5%
Directors & Senior Executive Officers 9.8% (CEO 5.7%)
Director and Proxy Officer Stock Ownership Guidelines
OceanFirst Foundation 7.1%
As of the March 11, 2014 proxy record date.
Name Position
# of Years in
Banking
# of Years
at OCFC
John R. Garbarino Chairman, Chief Executive Officer 43 43
Christopher D. Maher President, Chief Operating Officer 26 1
Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 32 21
Joseph R. Iantosca Executive Vice President, Chief Administrative Officer 36 10
Joseph J. Lebel III Executive Vice President, Chief Lending Officer 30 8
Substantial insider ownership of 27.4% – aligned with shareholders’ interests
Succession planning affirmed – Christopher D. Maher appointed CEO effective January 1, 2015

NASDAQ: OCFC

Our Strategy
Our Strategy
Positioned as the leading Community Bank in attractive Central Jersey
Shore market – developing the franchise, growing revenue and creating additional value for shareholders
Strategically focused on revenue growth in commercial lending, wealth management, and bankcard services
Guarding credit quality in ALL business cycles
Growing diversified streams of non-interest income to decrease reliance on Net Interest Margin (NIM)
On the watch for roll-up opportunities presented by local community banks lacking the scale or desire to remain independent

NASDAQ: OCFC

Significant Primary Market Deposit Share
Significant Primary Market Deposit Share
Competing Favorably Against Banking Behemoths
# of Dep. In Mkt. Mkt. Shr.
Rank Institution Branches ($000) (%)
Ocean County, NJ
1 TD Bank, National Association (Canada) 21 2,460,349 16.88
2 Hudson City Bancorp Inc. (NJ)
(1)
14 2,415,792 16.57
3 Wells Fargo Bank NA (CA) 26 2,315,657 15.89
4 OceanFirst Financial Corp. (NJ) 20 1,488,197 10.21
5 Banco Santander S.A. (Spain) 23 1,438,132 9.87
6 Bank of America Corp. (NC) 17 1,292,963 8.87
Total For Institutions In Market 192 14,577,615
Source:  FDIC Summary of Deposits, June 30, 2013
(1) Pending acquisition by M&T Bank (NY)

March 2014
Interest Checking
Non-Interest Checking
MMDA & Savings
Time Deposits
Dec 2008
Interest Checking
Non-Interest Checking
MMDA & Savings
Time Deposits
Dec 1996
nterest
hecking
MMDA & Savings
Time Deposits
0%
20%
40%
60%
80%
100%

NASDAQ: OCFC Strategic Deposit Composition Transition Strategic Deposit Composition Transition 8

March 2014
Investment CRE
Owner-Occupied CRE
C&I
Consumer & Other
Residential R.E.
Dec 2008
Investment CRE
Owner-Occupied CRE
C&I
Consumer & Other
Residential R.E.
Dec 1996
Investment CRE
Consumer & Other
Residential R.E.
0%
20%
40%
60%
80%
100%

NASDAQ: OCFC 9 Strategic Loan Composition Transition Strategic Loan Composition Transition

NASDAQ: OCFC

Grew commercial loan portfolio by $27.5 million, 18.7%
annualized
Earnings per share of $0.28 resulting in a 8.7% ROE &
0.83% ROA
Net interest margin has stabilized at 3.36%, above the
historical average of 3.28%
Strong capital position – tangible common equity of 9.5% of
assets
Announced that Christopher D. Maher will succeed John R.
Garbarino as CEO effective January 1, 2015
Highlights –
Highlights –
First Quarter 2014
First Quarter 2014

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
Percent of Total Loans
2009
2010
2011
2012
2013(1)
3/31/2014
Residential
Consumer
Commercial Real Estate
Commercial

NASDAQ: OCFC

Stabilized NPL’s in a Diversified Portfolio
Stabilized NPL’s in a Diversified Portfolio
Data as of December 31, unless otherwise indicated.
(1) Increase attributable to Superstorm Sandy.
Exposure Primarily in Lower Risk Residential

NASDAQ: OCFC

Prudently Provisioning for Credit Costs
Prudently Provisioning for Credit Costs
$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
Net Charge-Offs Provision for Loan Losses
(1) Spike in charge-offs was due to a change in charge-off policy to recognize the charge-off when the loan is deemed uncollectible rather than when the foreclosure process is complete.  The additional charge-off relating to the change in policy through 2011 was $5.7 million, all of which had been previously specifically reserved.
(2) Increase attributable to Superstorm Sandy.
12/31/09 12/31/10
12/31/11 (1) 12/31/12 (2) 12/31/13
3/31/14
(Annualized)

Quarterly Trend
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1996
1998
2000
2002
2004
2006
2008
2010
2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Historical Average Net Interest Margin (3.28%)

NASDAQ: OCFC 13 Net Interest Margin Net Interest Margin Stabilizing Close to Historical Levels

NASDAQ: OCFC

Diversified Streams of Non-Interest Income
Diversified Streams of Non-Interest Income
2011
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1996 3/31/14 (Annualized)
Fees and Service Charges Gain on Sale of Loans BOLI
Other BankCard Services Investment Services
Wealth Management
Non-Interest Income excludes gain/loss from other real estate operations, gain on sale of equity securities and provision for repurchased loans.
$2.5M
$16.1M
Targeted
Growth
Areas

NASDAQ: OCFC

Generating Consistent Attractive Returns
Generating Consistent Attractive Returns
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2009 2010 2011 2012 2013 3/31/2014
(Annualized)
Return on Equity Return on Assets
0.0%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
(1)
(1) Excludes after-tax impact of $3.1 million in non-recurring charges related to strategic advance restructuring and branch consolidation.

NASDAQ: OCFC

Prudently Managing Capital
Prudently Managing Capital
2011
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2011 2012 2013
Note:  Stock Repurchases – $14.37 Average Cost per Share
Cash Dividends Stock Repurchases

NASDAQ: OCFC

Challenge Today is to Grow Revenue
Challenge Today is to Grow Revenue
Build Shareholder Value
Build Shareholder Value
Target growth within existing market – increasing share
Commercial loans outstanding has experienced double digit growth rate for three consecutive quarters
Continuing Strategic Execution
FHLB Advances restructured in Q4
Rationalizing Branch Network and Residential Lending
Consolidated two overlapping branches in Q4; reinvesting to support revenue growth
Reducing residential lending origination expenses, reinvesting to support revenue growth
14 Denovos since 2000; opportunity for additional growth
Growing and diversifying non-interest income streams; reducing reliance on NIM
Assessing opportunistic roll-up of local community banks
Financial performance develops value proposition for shareholders and preserves the right to remain independent

NASDAQ: OCFC

Why OCFC…?
Why OCFC…?
Fundamental franchise value – superior market demographics
Well-established bank with a 112 year history in the market
Crisis tested management team
Sandy response and experience
Substantial insider ownership – aligned with shareholders’ interests
Succession planning affirmed – 2014
Attractive deposit mix and market share
Conservative credit culture and profile
Solid financial performance – developing shareholder value
Strong balance sheet and capital base

NASDAQ: OCFC 19 THANK YOU THANK YOU FOR YOUR INTEREST IN FOR YOUR INTEREST IN OCEANFIRST FINANCIAL CORP. OCEANFIRST FINANCIAL CORP.

NASDAQ: OCFC

Superstorm Sandy Recovery
Superstorm Sandy Recovery
Providing Market Opportunity
Providing Market Opportunity
OceanFirst Loan Portfolio Performed Well
Damage Estimate ( FEMA 2012):
50,103 structures damaged were located in Monmouth and Ocean County
3,033 structures classified as major damage or totally destroyed
Multi-Year Recovery Horizon
4,307 Homes demolished in Monmouth and Ocean in 2013; 59% of all homes demolished in New
Jersey
Toms River Statistics
1,108 homes demolished in 2013 (of 30,235 Single Family Homes)
129 permits for $19.4 million issued in first quarter of 2014
OceanFirst Construction Lending*  (as of March 31, 2014)
$37.9 million in consumer originated/committed; $14.0 million undrawn
$58.0 million in commercial originated/committed; $30.5 million undrawn
$17.7 million pipeline
* Construction lending has been driven by owner-occupied projects resulting from storm damage
APPENDIX 1

NASDAQ: OCFC

Market Demographics
Market Demographics
APPENDIX 2
Ocean Monmouth Middlesex New Jersey National
Number of Offices 20 5 1
% of OceanFirst Deposits 86.6 10.3 3.1
Market Rank 4 18 36
Market Share (%) 10.2 0.9 0.2
Population 577,000 635,000 816,000
Projected 2012-2017
Population Growth (%)
1.6 1.0 2.1 1.2 3.5
Median Household Income ($) 59,000 81,000 77,000 67,000 50,000
Projected 2012-2017 Median
Household Income Growth (%)
22.6 14.0 13.1 18.9 13.4
Deposit data as of June 30, 2013.
Demographic data as of December 31, 2012.
Source:  SNL Financial

NASDAQ: OCFC

Residential Real Estate
Total Portfolio $786.5 million
% of Total Loan Portfolio 49.1%
Average size of mortgage loans $190,000
Interest-only loans  $26.7 million
         - % of total 1-4 family loans 3.4%
         - Weighted average loan-to-value ratio (using original or most recent appraisal) 60%
Stated income loans  $35.5 million
            - % of total 1-4 family loans 4.5%
Portfolio weighted average loan-to-value ratio (using original or most recent appraisal) 56%
         - Loans originated during 2014 61%
Portfolio average FICO score  748
         - Loans originated during 2014 770
% of loans outside the New York/New Jersey market 3.9%
% of loans outside Ocean/Monmouth Counties 30.9%
% of loans exceeding agency conforming amounts 45.2%
% of loans for second homes 8.3%
APPENDIX 3
Residential Portfolio Metrics
Residential Portfolio Metrics
As of March 31, 2014, unless otherwise noted.

NASDAQ: OCFC

APPENDIX 3
(Cont’d)
Commercial Portfolio Metrics
Commercial Portfolio Metrics
As of March 31, 2014.
(1) Combined commercial relationships (excluding small business) total 413.
Commercial Real Estate (CRE)
Total portfolio                                                                                                                                                     $550.8 million
% of Total Loan Portfolio                                                                                                                                  34.4%
Average size of CRE loans                                                                                                                               $820,000
Largest CRE loan                                                                                                                                              $14.6 million
   (Secured by local university dormitory housing)
Current Pipeline                                                                                                                                                 $33.2 million
Weighted Average Yield                                                                                                                    4.54%
Weighted Average Repricing Term                                                                                                  5.7 years
Commercial Loans
Total portfolio                                                                                                                                                     $66.2 million
% of Total Loan Portfolio                                                                                                                                  4.1%
Average size of commercial loan                                                                                                                    $261,000
Largest commercial loan                                                                                                                                  $4.1 million
Current Pipeline                                                                                                                                                 $13.6 million
Weighted Average Yield                                                                                                                   3.16%
Weighted Average Repricing Term                                                                                                 1.5 years
(1)
(1)

NASDAQ: OCFC
Office, 31.5%
Commercial
Development, 8.0%
Shopping Center, 9.5%
Retail Store, 9.6%
Multi-Family, 2.5%
Miscellaneous, 19.1%
Land,
3.7%
Industrial/
Warehouse, 11.1%
Residential
Development, 5.0%

Commercial Portfolio Segmentation
Commercial Portfolio Segmentation
Real Estate
Investment, 37.0%
Arts/Entertainment/
Recreation, 7.7%
Other Services, 3.5%
Retail Trade, 3.0%
Public Administration,
6.4%
Miscellaneous, 6.1%
Manufacturing, 3.5%
Educational Services,
3.7%
Accommodations/
Food Services, 7.5%
Healthcare, 7.6%
Wholesale Trade, 5.2%
Construction, 8.8%
Total Commercial Loan Exposure
by Industry Classification
Real Estate Investment by
Property Classification
As of March 31, 2014.
APPENDIX 3
(Cont’d)
Diversified portfolio provides
protection against industry-
specific credit events.